Exhibit 99.1

POLICY AND PROCEDURES WITH RESPECT TO

RELATED PERSON TRANSACTIONS

A.	Policy Statement

The Company recognizes that Related Person Transactions (as defined below) may raise questions among stockholders as to whether those transactions are consistent with the best interests of the Company and its stockholders. It is the Company's policy to enter into or ratify Related Person Transactions only when the Board of Directors, acting through the Audit Committee or as otherwise described herein, determines that the Related Person Transaction in question is in, or is not inconsistent with, the best interests of the Company and its stockholders, including but not limited to situations where the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons (as defined below) on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. Therefore, the Company has adopted the procedures set forth below for the review, approval or ratification of Related Person Transactions.

This policy has been approved by the Audit Committee of our Board of Directors (the “Committee”). The Committee will review and may amend this policy from time to time.

B.	Related Person Transactions

For the purposes of this policy, a "Related Person Transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $60,000, and in which any Related Person had, has or will have a direct or indirect material interest. A Related Person Transaction shall not include indebtedness owed to the Related Person by the Company as a result of ordinary business travel and expense payments and for other transactions in the ordinary course of business—nor shall it include services provided by the Related Person as an employee, consultant or director, the compensation for which is approved by the Compensation Committee.

For purposes of this Policy, a “Related Person” means:

1.	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

2.	any person who is known to be the beneficial owner of more than 5% of any class of the Company's voting securities;
3.

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

4.

any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

C.	Identification of Related Persons

1.            Directors, Executive Officers and Nominees. On an annual basis, each director and executive officer shall submit to the corporate controller the following information: (a) a list of his or her immediate family members (as defined above); (b) for each person listed and, in the case of a director, for the director, the person’s employer and job title or brief job description; (c) for each person listed and the director or executive officer, each firm, corporation or other entity in which such person is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest; and (d) for each person listed and the director or executive officer, each charitable or non-profit organization for which the person is actively involved in fundraising or otherwise serves as a director, trustee or in a similar capacity.

Any person nominated to stand for election as a director shall submit to the corporate controller the information described above no later than the date of his or her nomination.

Any person who is appointed as a director or an executive officer shall submit to the corporate controller the information described above prior to such person’s appointment as a director or executive officer, except in the case of an executive officer where, due to the circumstances, it is not practicable to submit the information in advance, in which case the information shall be submitted as soon as reasonably practicable following the appointment.

Directors and executive officers are expected to notify the corporate controller of any updates to the list of Related Persons, their employment and relationships with charitable organizations. Generally this would include notification of the marriage of the director or executive officer, or the marriage of his or her sibling or child.

The corporate controller, by examining SEC filings and through the use of Internet search engines and a review of applicable websites, shall, if necessary, expand the lists provided by directors, executive officers and nominees by adding parent companies, subsidiaries and sibling companies, as applicable, of the firms, companies or entities set forth on the lists.

2.            Five Percent Owners. At the time the Company becomes aware of a person’s status as a beneficial owner of more than 5% of any class of the Company’s voting securities, and annually thereafter for so long as such ownership status is maintained, the corporate controller shall request if the person is an individual, the same information as is requested of directors and executive officers under this policy.

3.            The corporate controller, by examining SEC filings and through the use of Internet search engines and a review of applicable websites, shall, if necessary, expand the list provided by any 5% owner to include, or if no list is provided, create a list of, parent companies, subsidiaries and sibling companies and principals and executive officers, as applicable, and shall update the list on a quarterly basis.

D.	Dissemination of Related Person Master List

The corporate controller shall compile the information collected pursuant to the procedures described in Section C above and create a master list of Related Persons. The corporate controller shall distribute the master list (and the quarterly updates thereof) to (a) business unit and function/department leaders responsible for purchasing goods or services for the Company or selling the Company’s goods or services and (b) the Chief Financial Officer, the director of accounts payable and the director of accounts receivable. In addition, the corporate controller shall distribute the portion of the master list containing the names of immediate family members of directors, executive officers and nominees to the director of human resources and the portion of the master list containing the names of charitable and non-profit organizations to the person who administers the Company’s charitable contributions. The recipients of the master list shall utilize the information contained therein, in connection with their respective business units, departments and areas of responsibility, to effectuate this policy.

E.	Approval Procedures

Related Person Transactions that are identified as such prior to the consummation thereof or amendment thereto shall be consummated or amended only if the following steps are taken:

1.

Prior to entering into the Related Person Transaction (a) the Related Person, (b) the director, executive officer, nominee or beneficial owner who is an immediate family member of the Related Person, or (c) the business unit or function/department leader responsible for the potential Related Person Transaction shall provide notice to the corporate controller of the facts and circumstances of the proposed Related Person Transaction, including: (i) the Related Person's relationship to the Company and interest in the transaction; (ii) the material facts of the proposed Related Person Transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved; (iii) the benefits to the Company of the proposed Related Person Transaction; (iv) if applicable, the availability of other sources of comparable products or services; and (v) an assessment of whether the proposed Related Person Transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally. In the event the notice is provided to the corporate controller by someone other than the business unit or function/department leader responsible for the potential Related Person Transaction, the corporate controller shall meet with the relevant business unit or function/department leader to confirm and supplement the information provided in the original notice. The corporate controller will assess whether the proposed transaction is a Related Person Transaction for purposes of this policy.

2.

If the corporate controller determines that the proposed transaction is a Related Person Transaction, the proposed Related Person Transaction shall be submitted to the Committee for consideration at the next Committee meeting or, in those instances in which the corporate controller, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, to the Chair of the Committee (who will possess delegated authority to act between Committee meetings).

3.

The Committee, or where submitted to the Chair, the Chair, shall consider all of the relevant facts and circumstances available to the Committee or the Chair, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the Related Person is a director, an immediately family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Committee (or the Chair) determines in good faith. The Committee or Chair, as applicable, shall convey the decision to the corporate controller, who shall convey the decision to the appropriate persons within the Company.

4.	The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this policy pursuant to delegated authority.
F.	Ratification Procedures

The directors of accounts payable and accounts receivable shall produce quarterly reports of any amounts paid or payable to, or received or receivable from, any Related Person, and those reports shall be provided to the corporate controller to determine if there are any Related Person Transactions that were not previously approved or previously ratified under this policy.

In the event the Company's Chief Executive Officer, Chief Financial Officer or General Counsel becomes aware, as a result of the accounts payable/accounts receivable reports described above or otherwise, of a Related Person Transaction that has not been previously approved or previously ratified under this policy:

1.

If the transaction is pending or ongoing, it will be submitted to the Committee or Chair of the Committee promptly, and the Committee or Chair shall consider all of the relevant facts and circumstances available to the Committee or the Chair, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the Related Person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. Based on the conclusions reached, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment or termination of the Related Person Transaction; and

2.

If the transaction is completed, the Committee or Chair of the Committee shall evaluate the transaction, taking into account the same factors described above, to determine if rescission of the transaction and/or any disciplinary action is appropriate, and shall request that the corporate controller evaluate the Company’s controls and procedures to ascertain the reason the transaction was not submitted to the Committee or Chair for prior approval and whether any changes to these procedures are recommended.

G.	Review of Ongoing Transactions

At the Committee's first meeting of each fiscal year, the Committee shall review any previously approved or ratified Related Person Transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $60,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the

Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the Related Person Transaction.

H.	Charitable Contributions

Other than non-discretionary contributions made pursuant to the Company’s matching contribution program for employees and directors, proposed charitable contributions or pledges of charitable contributions which are in excess of $5,000, by the Company to a charitable or non-profit organization identified on the roster of Related Persons shall be subject to prior review and approval by the Committee at the next Committee meeting or, in those instances in which the corporate controller, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, by the Chair of the Committee. In addition, each “named executive officer” (as defined by SEC rules) shall report to the corporate controller and the corporate controller shall consolidate the information and report to the Committee, on a quarterly basis, charitable contributions in excess of $5,000 in any 12 month period, in the aggregate, by the Company’s named executive officers and their spouses to charitable or non-profit organizations identified on the roster of Related Persons.

I.	Nepotism Policy

No immediate family member of a director or executive officer shall be hired as an employee of the Company unless the employment arrangement is approved by the Committee at the next Committee meeting or, in those instances in which the corporate controller, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, by the Chair of the Committee. In the event a person becomes a director or executive officer of the Company and an immediate family member of such person is already an employee of the Company, no material change in the terms of employment, including compensation, may be made without the prior approval of the Committee (except, if the immediate family member is himself or herself an executive officer of the Company, any proposed change in the terms of employment shall be reviewed and approved in the same manner as other executive officer compensatory arrangements).

J.	Disclosure

All Related Person Transactions that are required to be disclosed in the Company's filings with the Securities and Exchange Commission, as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations, shall be so disclosed in accordance with such laws, rules and regulations.

The material features of this policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations. In addition, the Company shall post this policy on its website and update it as necessary.

K.	Conflicts

To the extent that this policy conflicts with the Company's Code of Business Conduct and Ethics or the Code of Ethics for Chief Executive and Senior Financial Officers, the more restrictive provisions of this policy or of the Code of Business Conduct and Ethics or the Code of Ethics for Chief Executive and Senior Financial Officers shall control.